UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2011

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

2550 Huntington Avenue
Alexandria, VA	22303-1499
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of stockholders of VSE Corporation (the “Company”) was held on May 3, 2011.  At the annual meeting, the holders of 4,267,435 shares of common stock, which represents approximately 81.5% of the outstanding shares entitled to vote as of the record date of March 4, 2011, were represented in person or by proxy.  The proposals are described in more detail in the Company’s definitive proxy statement dated April 5, 2011 and filed with the Securities and Exchange Commission on April 5, 2011.

The final voting results for proposals 1, 2, 3, 4 and 5, which were voted on by the stockholders at the annual meeting, are set forth below.

Proposal 1 - Election of Directors

With respect to the vote on the election of eight directors, each for a term of one year, to expire at the Company’s 2012 annual meeting of stockholders, the “for” votes received by each director represented a minimum of approximately 93.1% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	For	Withheld	Broker Non-Vote
Ralph E. Eberhart	3,406,485	2,731	858,219
Maurice A. Gauthier	3,392,608	16,608	858,219
Clifford M. Kendall	3,406,605	2,611	858,219
Calvin S. Koonce	3,390,579	10,768	866,088
James F. Lafond	3,397,185	12,031	858,219
David M. Osnos	3,175,633	233,583	858,219
Jimmy D. Ross	3,398,408	10,808	858,219
Bonnie K. Wachtel	3,398,343	10,873	858,219

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for the year ending December 31, 2011.

With respect to the vote on the ratification of the selection by the Company’s audit committee of Ernst & Young LLP as the Company’s independent registered accounting firm for the 2011 fiscal year, the “for” votes received represented approximately 99.5% of the shares voted at the meeting. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
4,129,108	20,395	117,932	0

Proposal 3 – Approval of the Amendments to the VSE Corporation 2006 Restricted Stock Plan.

With respect to the vote on the approval of the amendments to the VSE Corporation 2006 Restricted Stock Plan, the “for” votes received represented approximately 78.5% of the shares present at the annual meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
3,349,035	42,722	17,458	858,220

Proposal 4 – Advisory Vote to Approve the Company’s Executive Compensation.

With respect to the non-binding advisory vote to approve the Company’s executive compensation, the “for” votes received represented approximately 79.2% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
3,380,082	9,960	19,173	858,220

Proposal 5 – Advisory Vote on the Frequency of Advisory Votes to Approve the Company’s Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company’s executive compensation, the option of “one year” received 89.2% of the votes cast and is considered to be the option recommended by the stockholders.  The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions	Broker Non-Vote
3,032,221	9,930	356,824	10,240	858,220

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: May 9, 2011	By:	/s/ Thomas. R. Loftus
Thomas R. Loftus
Executive Vice President and Chief Financial Officer